EXHIBIT 10.24

               Confidential Materials omitted and filed separately with the
                  Securities and Exchange Commission.  Asterisks denote
                                     omissions.

                                     AMENDMENT I

          This Amendment and attachments hereto (the "Amendment"), effective as of September 30, 1998, is entered into upon the latest date following the signatures hereto by and between Spyglass, Inc., ("Spyglass") and Motorola, Inc. ("Licensee") and is attached to and incorporated in its entirety into that certain Source License and Distribution Agreement by and between Spyglass and Licensee dated June 25, 1998 (the "Agreement").

          Notwithstanding anything to the contrary contained in the Agreement, and in consideration of the mutual promises, covenants and conditions contained in the Agreement and contained herein, the parties hereby covenant and agree to the foregoing and as follows:

          1. Capitalized terms herein will have the meanings identified in the Agreement unless otherwise defined in this Amendment. For purposes of this Amendment, the existing definition of "Licensed Software" in Section 1.5 shall be deleted and replaced in its entirety with the following new definition:

               "1.5 "Licensed Software" means the standard non-customized code base of the software described in Exhibit A attached to the Agreement and Exhibit A-1 attached hereto, and any derivative works thereof."

          2. Section 2.2 Distribution License shall be amended to add the following new subsections (c), (d), and (e) respectively:

               "2.2(c). Subject to the terms and conditions contained herein, Spyglass grants the Licensee, and the Licensee accepts, a non-exclusive, non-transferable, perpetual, irrevocable (subject to Section 7.2) right and license, under all Intellectual Property rights of Spyglass, in the Territory to copy and distribute copies of the Source Code Form of the *** of the Device Mosaic segment of the Licensed Software only, and only as incorporated into or bundled with the Licensee Products and subject to the requirements set forth in Section 2.4 below, to Resellers and Sublicensees solely to allow Licensee to grant such Resellers and Sublicensees the right to modify *** and distribute such modifications in Object Code Form only and only as bundled or incorporated with the Licensee Products to End Users. Licensee is granted no right to further distribute the Licensed Software, or a portion thereof, in Source Code Form. Licensee, its Resellers and Sublicensees are granted no right hereunder to distribute the Licensed Software, or a portion thereof, on a standalone basis.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

               2.2(d). Subject  to Licensee  and an  Escrow Agent  entering into the Escrow Agreement (attached hereto and made part of the Agreement as Exhibit F) or a substantially similar Escrow Agreement, Licensee shall have the right to place the Licensed Software in Source Code Form (and the relating documentation), excluding any third party software, in an escrow account. Such escrow account shall be maintained and controlled at Licensee's sole expense and direction, and Spyglass shall have no obligation to make deposits into the escrow account, including the deposits of any Updates, Upgrades, modifications or enhancements to the Licensed Software. Licensee shall, in accordance with the requirements of the Licensee Report set forth in Section 5.4 of the Agreement, report to Spyglass each Reseller and Sublicensee named as a beneficiary in such escrow agreement. The Licensed Software may be released from escrow for the benefit of Licensee's Resellers and/or Sublicensees only in the event of:
          (1) a receiver, trustee in bankruptcy or similar officer is appointed to take charge of all of Licensee's property; (2) Licensee files a voluntary petition under federal bankruptcy laws or similar state statues or such petition is filed against Licensee and is not dismissed within sixty (60) days; or (3) a change of control of
          Licensee's *** (or its successor organization within Licensee's business organization) occurs when a competitor of a reported beneficiary (either a Reseller or Sublicensee) acquires a controlling interest in such Licensee's Group and such reported beneficiary's/(ies')
          support or interests are adversely affected due to such change in control as demonstrated by specific facts; provided that: (i) the Licensed Software in Source Code Form is released from escrow for the sole purpose of allowing those Resellers and/or Sublicensees who have been reported to Spyglass as beneficiaries the ability to support the Licensee Products for their then-current customers/End Users, (ii) the Licensed Software in Source Code Form is only released from escrow when the Licensee Products in Source Code Form are also released, and (iii) Licensee notifies Spyglass as soon as Licensee becomes aware of an event that could result in the release of the Licensed Software from escrow.

               2.2(e). Spyglass agrees to permit Licensee to provide any Reseller or Sublicensee with any of the development documentation of Spyglass as identified in Exhibit G for the purpose of permitting such Reseller or Sublicensee to use the development documentation to develop Reseller or Sublicensee application products for use with the Licensee Products, provided a written confidentiality agreement is executed between Licensee and each Reseller or Sublicensee to keep the confidential portions of the development documentation of Spyglass confidential for a period of at least three (3) years in accordance with terms otherwise at least as protective as those of Section 8 of the Agreement. Spyglass agrees to reasonably consider adding further Spyglass documentation to Exhibit G as appropriate to assist with the creation of such Reseller or Sublicensee application products."

          3.   Section 5.3  Additional License  Fees shall  be deleted  and replaced in its entirety with the following new Section 5.3 Additional License Fees:

       Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

               "5.3 Additional License Fees: Upon Licensee exhausting the number of copies of the Licensed Software acquired in the Initial Purchase Commitments in Exhibits B and B-1, Licensee shall pay Spyglass on a calendar quarterly basis, concurrent with the Licensee Report set forth in Section 5.4, the following:

                    (i) a  Per Copy  Fee equivalent  to  the Per  Copy  Fee
               which, in Exhibit B, corresponds to the accumulated number of copies of the Licensed Software, and derivative works thereof, distributed by Licensee, its Resellers and Sublicensees, and
                    (ii) a  Per Copy  Fee equivalent  to the  Per Copy  Fee
               which, in Exhibit B-1, corresponds to the accumulated number of copies of the Licensed Software, and derivative works thereof, distributed by Licensee, its Resellers and Sublicensees.

               The above calculations are based upon a one-to-one ratio of distribution of Licensed Software identified in Exhibit A to the distribution of the Licensed Software identified in Exhibit A-1.

          4. Section 5.4 Licensee Report shall be amended to add the following new subsection (iv):

               "(iv) and the names and addresses of each Reseller and Sublicensee who has been named as a beneficiary by Licensee in an escrow agreement providing such Reseller and/or Sublicensee access to the Licensed Software in Source Code Form."

          5. The last sentence of Exhibit B, Section A (2), is hereby deleted in its entirety.

          6. Exhibits A and B shall be amended to add, as attachments, the Exhibits A-1 and B-1, respectively, attached hereto.

          7. The Additional Deliverable A identified in the attachment, Exhibit A-1, shall be considered Spyglass' Confidential Information whether or not it is marked as "confidential" in writing.

          8. The Additional Deliverable A identified in the attachment, Exhibit A-1, shall be included under the Exhibit C, Technical Support Services, at *** Technical Support Services Fees for the period commencing on the Amendment Date through December 15, 1998, at which time, Licensee may elect for the parties to negotiate in good faith an amendment to the Technical Support Services covering the fee for such services for the Additional Deliverable A or Spyglass shall cease providing such support.

          9. Exhibit C, Technical Support Services, Section 1.1, in subsection (iv), the word "Hellcat" is hereby deleted and replaced with the word "Blackbird" (or subsequent commercial brand name therefor).

          10. Exhibit C, Technical Support Services, Section 2.1, subsection (d), the word "Hellcat" is hereby deleted and replaced with the word "Blackbird" (or subsequent commercial brand name therefor).

          11. Exhibit D, Licensee Product, is hereby amended to delete and replace in its entirety the existing Licensee Product description with the following new Licensee Product description:

          "Licensee Product: Any Motorola, Inc. ***. Products that represent substantial deviations from this common architecture and its future generation enhancements shall be considered additional Licensee Products."

          12. Unless otherwise modified or amended herein, all other terms and conditions of the Agreement and the Exhibits thereto, shall apply to the Additional Deliverable A as "Licensed Software" in the same manner they apply to the Licensed Software identified in the Agreement; and the parties' rights and obligations thereunder remain in full force and effect.

          13. This Amendment shall become a part of the Agreement and shall be read together with the Agreement as a single document. To the extent that there are any conflicts between the terms and conditions of the Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by the duly authorized representatives. By executing below, the parties agree to amend the Agreement as noted herein.

          SPYGLASS, INC.                MOTOROLA, INC.

          By:  /s/Gary Vilchick                   By:  /s/ Ray Burgess


          Name:  Gary Vilchick                    Name:     Ray Burgess


          Title:    Executive V.P. CFO            Title:    VP & Gen Mgr,
                                                            IES

          Date:     9/30/98                       Date:     9/30/98

                                     EXHIBIT A-1
                              (Attachment to Exhibit A)

                                    DELIVERABLES

          This Exhibit A-1 is incorporated in its entirety as part of the Agreement.


          Additional Deliverable:

          A. Spyglass Device Mail Version 1.0 in Source Code Form for the VxWorks operating environment


          Delivery Dates:

               On or before September 30, 1998.


          Licensed Spyglass Trademarks:

               Spyglass Trademarks:
                    Spyglass[Registered Trademark] Device Mail


          The Additional Deliverable A is hereby added to the Agreement and included in the definition of "Licensed Software".

               Confidential Materials omitted and filed separately with the
                  Securities and Exchange Commission.  Asterisks denote
                                     omissions.

                                     EXHIBIT B-1
                                LICENSE FEE SCHEDULE
                                  (for Device Mail)

          This Exhibit B-1 is incorporated in its entirety as part of the Agreement.

          A)   Spyglass Device Mail

               (1) Technology Access Fee - Device Mail:     ***


               (2) Initial Purchase Commitment - Device Mail:  ***,
                 includes *** Copies as follows:

                              # of Copies
                              ***/Per Copy =                ***

                                   Initial Purchase Commitment:  ***
                                        Due ***

               (3) Per Copy Fee for Additional License Fees for Device Mail

          # of Copies    Per Copy Fee   Payment
          ***            ***
               (4) Technology Access Fees, Initial Purchase Commitment and Per Copy Fees are due on a Per Licensee Product basis. Products that represent substantial deviations from the common architecture of the Licensee Product identified in Exhibit D shall be considered additional Licensee Products and are subject to the then-current Spyglass pricing for each additional Licensee Product added to Exhibit D.

                                Exhibit F
                       Preferred Escrow Agreement Introduction

          DSI's Preferred arrangement offers the flexibility of a modifiable contract combined with premium protection for both the depositor and the beneficiary. This advanced escrow can be precisely tailored to accommodate various circumstances.


          In  addition  to  our   Technology  Protection  services, DSI's
          Preferred customers benefit from these unique features:


          _    Technical Verification options

          _    Tailored release conditions

          _    Written notification detailing the  contents of the  deposit and each update

          _    Semi-annual account histories listing all deposit activity


          For additional benefits, you can choose DSI's Comprehensive Preferred addendum and receive these additional features:

          _    Recurring Level I Technical Verification

          _    Continual DeposiTrack Service

          _    Unlimited updates/replacements   and one additional  storage
          unit


          Because we recognize that various situations require different levels of service and protection, DSI offers our customers a wide array of options. Our specialized agreements include SAFE, FlexSAFE, Preferred and Comprehensive Preferred. Master agreements are also available to simplify and standardize your escrow arrangements.

          Please consult your DSI representative to select an agreement and develop an escrow program that meets your individual needs.



          PREFERRED ESCROW AGREEMENT

          Account Number ______________________


          This Agreement  is  effective __________________,  19_____  among
          Data      Securities      International,      Inc.       ("DSI"),
          ______________________________________     ("Depositor")      and
          ______________________________________ ("Preferred Beneficiary"),
          who collectively may be referred to in this Agreement as "the parties."

          A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the license agreement").

          B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

          C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

          D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

          E. The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code,
          Section 365(n).

          ARTICLE 1  --  DEPOSITS

          1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, Depositor shall deliver to DSI the proprietary information and other materials ("deposit materials") required to be deposited by the license agreement or, if the license agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

          1.2 Identification of Tangible Media. Prior to the delivery of the deposit materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the deposit materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

          1.3 Deposit Inspection. When DSI receives the deposit materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

          1.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) provide a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the deposit materials have been received and accepted by DSI.

          1.5  Depositor's  Representations.     Depositor  represents   as
          follows:

               a.   Depositor  lawfully  possesses   all  of  the   deposit
          materials deposited with DSI;

               b. With respect to all of the deposit materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

               c. The deposit materials are not subject to any lien or other encumbrance;

               d.   The  deposit  materials  consist  of  the   proprietary
          information and other materials identified either in the license agreement or Exhibit A, as the case may be; and

               e. The deposit materials are readable and useable in their current form or, if the deposit materials are encrypted, the decryption tools and decryption keys have also been deposited.

          1.6 Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any deposit materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the deposit materials. If a verification is elected after the deposit materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

          1.7 Deposit Updates. Unless otherwise provided by the license agreement, Depositor shall update the deposit materials within 60 days of each release of a new version of the product which is subject to the license agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through
          1.6 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

          1.8 Removal of Deposit Materials. The deposit materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.


          ARTICLE 2  -- CONFIDENTIALITY AND RECORD KEEPING

          2.1 Confidentiality. DSI shall maintain the deposit materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the deposit materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

          2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

          2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.


          ARTICLE 3  --  GRANT OF RIGHTS TO DSI

          3.1 Title to Media. Depositor hereby transfers to DSI the title to the media upon which the proprietary information and materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

          3.2 Right to Make Copies. DSI shall have the right to make copies of the deposit materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by DSI. With all deposit materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

          3.3 Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer the deposit materials to Preferred Beneficiary upon any release of the deposit materials for use by Preferred Beneficiary in accordance with Section 4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the deposit materials.

          ARTICLE 4  -- RELEASE OF DEPOSIT

          4.1  Release Conditions.   As  used in  this Agreement,  "Release
          Conditions" shall mean the following:

               a. A change of control of Depositor's Entertainment & Imaging Group (or its successor organization within Depositor's business organization). A change of control occurs when a competitor of a Preferred Beneficiary (either a Reseller or Sublicensee who has been reported to Spyglass) acquires a controlling interest in such Depositor's Group and such reported beneficiary's/(ies') support or interests are adversely affected due to such change in control as demonstrated by specific facts; or

               b. Depositor's failure to continue to do business in the ordinary course.

          4.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the deposit materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

          4.3 Contrary Instructions. From the date DSI mails the notice requesting release of the deposit materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section (Section 7.3) of this Agreement. Subject to Section 5.2, DSI will continue to store the deposit materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

          4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the deposit materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. This Agreement will terminate upon the release of the deposit materials held by DSI.

          4.5 Right to Use Following Release. Unless otherwise provided in the license agreement, upon release of the deposit materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the license agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials.


          ARTICLE 5  --  TERM AND TERMINATION

          5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

          5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

          5.3 Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement by joint instruction of Depositor and Preferred Beneficiary, DSI shall destroy, return, or otherwise deliver the deposit materials in accordance with Depositor's instructions. Upon termination for nonpayment, DSI may, at its sole discretion, destroy the deposit materials or return them to Depositor. DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

          5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

               a.   Depositor's Representations (Section 1.5);

               b. The obligations of confidentiality with respect to the deposit materials;

               c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination;

               d.   The obligation to pay DSI any fees and expenses due;

               e.   The provisions of Article 7; and

               f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

          ARTICLE 6  --  DSI'S FEES

          6.1 Fee Schedule. DSI is entitled to be paid its corporate fees which have been previously negotiated with Depositor.

          6.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. All other fees are due upon receipt of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.

          ARTICLE 7  --  LIABILITY AND DISPUTES

          7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

          7.2 Indemnification. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

          7.3 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in San Diego, California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

          7.4  Controlling Law.    This Agreement  is  to be  governed  and
          construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

          7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

               a. Give DSI at least two business days' prior notice of the hearing;

               b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

               c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

          ARTICLE 8  --  GENERAL PROVISIONS

          8.1 Entire Agreement. This Agreement, which includes the Exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and
          supersedes  all  previous   communications,  representations   or
          understandings, either oral or written. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and Exhibit C need not be signed.

          8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

          8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

          8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

          _______________________________  _______________________________

          Depositor                        Preferred Beneficiary
          By:                              By:
          _______________________________  _______________________________
          Name:__________________________  Name:__________________________

          Title:_________________________  Title:_________________________

          Date:__________________________  Date:__________________________

                        Data Securities International, Inc.

                         By:________________________________

                         Name:______________________________

                         Title:_____________________________

                         Date:______________________________

                                                                  EXHIBIT A

                              MATERIALS TO BE DEPOSITED

                        Account Number ______________________


          Depositor  represents  to  Preferred  Beneficiary  that   deposit
          materials delivered to DSI shall consist of the following:






          _______________________________  _______________________________
          _____                            _____
          Depositor                        Preferred Beneficiary

          By:                              By:
          _______________________________  _______________________________
          Name:__________________________  Name:__________________________
          _____                            _____
          Title:_________________________  Title:_________________________
          _______                          _______
          Date:__________________________  Date:__________________________

                                                                  EXHIBIT B

                             DESCRIPTION OF DEPOSIT MATERIALS

          Depositor Company Name __________________________________________
          Account Number __________________________________________________

          PRODUCT DESCRIPTION:
          Product Name_______________________Version_______________________
          Operating System_________________________________________________
          _________________________________________________________________
          Hardware Platform________________________________________________
          _________________________________________________________________

          DEPOSIT COPYING INFORMATION:
          Hardware required:_______________________________________________
          _________________________________________________________________
          Software required:_______________________________________________
          _________________________________________________________________

          DEPOSIT MATERIAL DESCRIPTION:

          Qty       Media Type & Size      Label Description of Each
                                           Separate Item
                                           (excluding documentation)





          _____     Disk 3.5" or ____

          _____     DAT tape ____mm

          _____     CD-ROM

          _____     Data cartridge tape ____

          _____     TK 70 or ____ tape

          _____     Magnetic tape ____

          _____     Documentation

          _____     Other ______________________

                I certify for Depositor that the above described__________DSI has inspected and accepted the above deposit materials have been transmitted to DSI:
                                     materials (any exceptions are noted
          above):

          Signature__________________        Signature_____________________
          Print Name_________________        Print Name____________________
          Date_______________________        Date Accepted_________________
                                             Exhibit B#____________________

           Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA
                                        92123

                                      EXHIBIT C

                                 DESIGNATED CONTACT

                        Account Number ______________________

          Notices, deposit material
          returns and                      Invoices to Depositor should be
          communications to Depositor      addressed to:
          should be addressed to:

          Company Name:
          Address:


          Designated Contact:              Contact:
          Telephone:
          Facsimile:

          Notices and communications to    Invoices      to       Preferred
          Preferred Beneficiary should be  Beneficiary
          addressed to:                    should be addressed to:





          Company Name:
          Address:


          Designated Contact:              Contact:
          Telephone:
          Facsimile:

          Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.


          Contracts, deposit  materials  Invoice   inquiries   and    fee
          and notices to remittances DSI should be addressed to:


          DSI                              DSI
          Contract Administration          Accounts Receivable
          Suite 200                        Suite 1450
          9555 Chesapeake Drive            425 California Street
          San Diego, CA 92123              San Francisco, CA 94104

          Telephone:  (619) 694-1900       (415) 398-7900
          Facsimile:    (619) 694-1919     (415) 398-7914

          Date:__________________________
          _______

               Confidential Materials omitted and filed separately with the
                  Securities and Exchange Commission.  Asterisks denote
                                     omissions.

                                      Exhibit G

          ***
          ***